                           INFINITY INVESTORS LIMITED
                             HUNKINS WATERFONT PLAZA
                            P.O. BOX 556-MAIN STREET
                         CHARLESTOWN, NEVIS, WEST INDIES


                                 April 15, 1999



Orix Global Communications, Inc.
1771 East Flamingo Road
Bldg. B, Suite 200
Las Vegas, NV  89119

         Re:      ORIX GLOBAL COMMUNICATIONS, INC.

Gentlemen:

         Reference is made to that certain Securities Purchase Agreement (the "Purchase Agreement") by and between Orix Global Communications, Inc., a Nevada corporation (the "Company"), the Founders (as defined therein) and Infinity Investors Limited, a Nevis West Indies corporation (the "Lender"), dated as of June 11, 1998, pursuant to which the Company issued a $6 million Debenture to the Lender (the "June Debenture").

         Pursuant to the terms of a letter agreement dated August 19, 1998, the Company issued an additional Debenture of $850,000 to the Lender (the "August Debenture"). Pursuant to the terms of a letter agreement dated April 15, 1999, the Company issued an additional Debenture of $200,000 to the Lender (the "April Debenture"). The August Debenture, April Debenture and the June Debenture are herein collectively referred to as the "Original Debentures." Pursuant to the terms of a letter agreement dated February 9, 1999, the Company issued an additional Debenture of $390,000 to the Lender (the "February Debenture"). As of the date hereof, no principal payments have been made by the Company on the Original Debentures or the February Debenture.

         Pursuant to the terms of this letter agreement (the "Letter Agreement"), the Company, the Founders and the Lender now desire to (i) provide for an extension of the maturity date of the February Debenture from February 17, 1999 to June 30, 1999, on which date the entire unpaid principal balance thereof and all accrued and unpaid interest thereon shall be due and payable in full, (ii) amend and restate the Original Debentures to change the repayment terms thereof as set forth in the Amended and Restated Debenture attached hereto as Exhibit A (the "Amended Debenture") and (iii) enter into the additional agreements set forth herein. Capitalized terms used herein and otherwise defined shall have the meanings described thereto in the Purchase Agreement.

         Therefore, the Company, the Founders, the Lender and the other signatories hereto (collectively, the "Parties") agree as follows:

Orix Global Communications, Inc.
April 15, 1999
Page 2


         1. ISSUANCE OF DEBENTURE. On the date hereof, the Company shall issue to the Lender the Amended Debenture in the form of Exhibit A attached hereto. The Amended Debenture shall amend, restate and replace in their entirety the Original Debentures. The Parties hereby acknowledge and agree that the Amended Debenture and February Debenture shall each be treated as issued pursuant to the terms of the Purchase Agreement and each Related Agreement, including, without limitation, the Security Agreement. It is expressly agreed by the Company that the Lender shall be provided the same rights, preferences, privileges, causes of action, security, demands and other benefits under the Purchase Agreement and each Related Agreement with respect to the Amended Debenture and February Debenture as existed with respect to the Original Debentures.

         2. REPAYMENT OF FEBRUARY DEBENTURE. The Lender hereby agrees that the maturity date of the February Debenture shall be extended until the earlier to occur of (i) the occurrence of an Event of Default (as defined therein) or (ii) June 30, 1999 (the earlier to occur of such dates being referred to as the "February Debenture Maturity Date"), on which date the entire principal balance thereof shall be due and payable in full. The Company shall be required to pay accrued and unpaid interest on the February Debenture monthly at the same time as accrued and unpaid interest is due and payable on the Amended Debenture. In the event the February Debenture is not repaid in full on or before the February Debenture Maturity Date, then the principal balance of the February Debenture shall be convertible, in whole or in part, at any time and from time to time, at the sole and exclusive option of the Lender, at a conversion price equal to $2,778 per share of Common Stock (such that the entire $390,000 principal balance is convertible into 140 shares of Common Stock). All accrued and unpaid interest shall be paid in cash by the Company upon any such conversion. The conversion formula set forth herein shall be subject to adjustment on a customary basis for stock splits, stock dividends, reorganizations and similar events, and in the same manner as set forth in the Lender Warrants (as hereafter defined). From and after the February Debenture Maturity Date, the Company shall not be authorized to prepay any portion of the principal balance thereof without providing twenty (20) days prior written notice to the Lender, during which period Lender shall be afforded the conversion rights specified herein.

         3. PARTICIPATION RIGHT; STOCK OWNERSHIP. Consistent with the terms of the Purchase Agreement and the Related Agreements, the Parties acknowledge that the Lender may from time to time participate or assign all or a portion of the Amended Debenture to one or more Persons, each of which shall take the assigned or participated interest with the same rights, preferences, privileges, causes of action, security, demands and other benefits as exist with respect to the Lender. Consistent with this right, the Lender previously entered into a Participation Agreement with Infinity Emerging Opportunities Limited, which thereafter assigned its rights thereunder to its wholly-owned subsidiary IEO Holdings Limited ("IEO Holdings"), pursuant to which the Lender participated an interest in a portion of the Original Debentures and February Debenture (the "Participation Agreement"). The Parties hereby acknowledge that the Lender intends to participate an aggregate 50% interest in the Amended Debenture and February Debenture to IEO Holdings, and hereby consent to such participation. Further, the Parties hereby acknowledge that pursuant to such rights, the Lender previously assigned 1,200 shares of Common Stock issued to the Lender in connection with the Purchase Agreement to IEO

Orix Global Communications, Inc.
April 15, 1999
Page 3


Holdings. The Lender and IEO Holdings shall, among themselves, determine the funding of the Additional Advance, and thereafter shall, among themselves, provide for a transfer of funds from IEO Holdings to the Lender as necessary, such that following such transfer each of IEO Holdings and the Lender shall own a 50% interest in the Amended Debenture and February Debenture. The Parties hereby acknowledge and agree that as of the date hereof, (i) 3,600 shares of Common Stock are issued and outstanding, (ii) 1,200 shares of Common Stock are owned by the Lender, (iii) 1,200 shares of Common Stock are owned by IEO Holdings, (iv) the remaining 1,200 shares of Common Stock are owned by the Founders and their Permitted Assignees as set forth on Exhibit B hereto (collectively, the "Company Ownership Percentages") and (v) except for the Option Grants (as hereinafter defined), the shares of Common Stock issuable upon conversion of the February Debenture (as hereafter described) and the Lender Warrants, no other securities convertible, exercisable or exchangeable for shares of Common Stock exist. The Company and each Founder hereby covenant and agree to forbear from ever challenging the Company Ownership Percentages.

         4. AGREEMENT WITH AXIS. The Company is currently negotiating a potential agreement with DeSarrollo Axis ("Axis") pursuant to which Axis will provide certain marketing services to the Company in exchange for a payment by the Company to Axis of a certain portion of the operating profits of the Company (the "Axis Agreement"). The Parties hereby (i) acknowledge the Company's intention to enter into the Axis Agreement in a form acceptable to the Company, and (ii) agree that execution of the Axis Agreement shall not change the Company Ownership Percentages.

         5. FUTURE TRANSACTIONS. The Parties hereby further acknowledge that in the event the Company determines to conduct business in any area of the world through additional subsidiaries, affiliates or related entities in the future, each such subsidiary, affiliate or related entity shall be, directly or indirectly, owned by the existing stockholders of the Common Stock in the same Company Ownership Percentages as specified herein (as such percentages may be prorata reduced after the date thereof through the issuance of any additional shares of Common Stock, or securities convertible, exchangeable or exercisable for shares of Common Stock including, without limitation, issuances to local partners or participants in each applicable market); provided, however, nothing contained herein shall impose on the Lender or any of its affiliates, subsidiaries, managers, advisors, agents or representatives (the "Lender Group") any obligation to offer to the Company or any Founder any opportunities in the telecommunications industry which the Lender Group may from time to time acquire or review.

         6. MANAGEMENT OPTION PLAN. Consistent with Section 9(i) of the Purchase Agreement, the Founders, the Lender and the Company had anticipated the establishment of a Management Option Plan for shares of Common Stock on a Fully Diluted Basis (the "Approved Plan"). The Approved Plan was to be used, in the discretion of the Board of Directors of the Company (by majority vote), for issuance of stock grants to management personnel (whether employees, consultants, management companies or otherwise) as an incentive to such individuals to perform services on behalf of the Company and its subsidiaries and affiliates. The Parties hereby acknowledge that in August, 1998, the Board of Directors of the Company authorized and

Orix Global Communications, Inc.
April 15, 1999
Page 4


approved a grant of stock options as to 90 shares of Common Stock of the Company to Steve Loglisci, President of the Company, on the terms set forth on Exhibit C-1 hereto (the "Loglisci Option Grant"). The Parties hereby ratify and approve the Loglisci Option Grant. In addition, the Board of Directors of the Company hereby authorizes and approves grants of stock options for an aggregate of 600 additional shares of Common Stock of the Company (the "Additional Option Grant") to Kerry Rogers, Jack Higgins, Bruce Voss and Robert Michaels on the terms set forth on Exhibits C-2, C-3, C-4 and C-5 hereto, as applicable, on the basis of a Company valuation of $10,000,000 as more fully described on such Exhibits (the Additional Option Grant, together with the Loglisci Option Grant, are hereinafter referred to as the "Option Grants"). Further, the Company hereby covenants and agrees to promptly present to the Board of Directors of the Company, for review and approval (by a majority vote), a standard stock option plan which would encompass the Stock Grants and potential future stock grants thereunder.

         7. LENDERS' RIGHT TO APPOINT DIRECTORS; CHANGES IN OFFICERS AND DIRECTORS, ETC. The Parties hereby acknowledge and agree that (i) the Stockholders Agreement authorizes the Lender and IEO Holdings to appoint three
(3) of the total of five (5) Directors of the Company, (ii) the Lender and IEO Holdings are authorized, without the prior approval or consent of the Founders or the Company, to replace, remove (with or without cause), fill vacancies and appoint any Persons to serve as their three (3) appointees to the Board of Directors of the Company, (iii) all actions by the Board of Directors of the Company shall be taken by an affirmative vote of a majority of the Directors,
(iv) the Board of Directors of the Company shall adopt amended and restated bylaws of the Company consistent with the provisions of the Stockholders Agreement and this paragraph 7 in form acceptable to a majority of the Board of Directors of the Company, and (v) as of the date of this Letter Agreement the Board of Directors of the Company is comprised of Clark Hunt, Barrett Wissman, Steve Loglisci, Kerry Rogers and Bruce Voss. Further, the President is hereby authorized and directed to pay all amounts due and owing on the February Debenture and Amended Debenture as and when the same are due pursuant to the terms thereof without the further consent or approval of any other party.

         8. RATIFICATIONS; PAYMENT OF INTEREST AS OF APRIL 30, 1999. The terms and provisions of the Purchase Agreement, as modified by this Letter Agreement, are ratified and confirmed and shall continue in full force and effect. By executing this Letter Agreement, the Company and each other party hereto acknowledges and agrees that (a) the term "Secured Obligations" as defined in the Security Agreement dated June 11, 1998 includes without limitation all obligations, liabilities and indebtedness of the Company under the Amended Debenture, the February Debenture and under the Purchase Agreement, as amended hereby, and (b) the term "Indebtedness" as defined in the Pledge Agreement dated June 11, 1998 includes without limitation all obligations, liabilities and indebtedness of the Company under the Amended Debenture, the February Debenture and under the Purchase Agreement as amended hereby, and (c) each of the security and pledge agreements included in the Related Agreements secures, among other indebtedness, the payment and performance of all indebtedness, liabilities and obligations of the Company under the Amended Debenture, the February Debenture and under the Purchase Agreement as amended by this Letter Agreement. The Founders and the Company acknowledge and agree that the Purchase Agreement, each of the Related Agreements, as

Orix Global Communications, Inc.
April 15, 1999
Page 5


amended hereby, and the February Debenture are and shall remain in full force and effect and are and shall continue to be the legal, valid and binding obligation of the Company and the Founders (where applicable), enforceable against them in accordance with their respective terms. No dispute, right of setoff, counterclaim or defense exists with respect to the payment by the Company of any amounts due under the Original Debentures or the February Debenture. On April 30, 1999, the Company shall pay to the Lender all accrued and unpaid interest owing as of April 30, 1999 on both the Amended Debenture and February Debenture.

         9. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Lender and IEO Holdings that (a) the Company does not own any equity interest in any Person and does not have any Subsidiaries (except for the Company's ownership of 100% of the outstanding stock of UCI Teleport, Inc. and Latin Gate); (b) the execution, delivery and performance of each of this Letter Agreement and the Amended Debenture and all other documents executed and/or delivered in connection herewith (the "Amendment Agreements") and all transactions and documents contemplated hereby and thereby have been authorized by all requisite corporate action on the part of the Company; (c) each of the Amendment Agreements, all other documents executed and/or delivered in connection herewith and the February Debenture constitute legal, valid and binding obligations of the Company, enforceable against the Company, in accordance with its terms, subject to or limited by applicable liquidation, bankruptcy, conservatorship, insolvency, reorganization, rearrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (d) there is no provision of law, in the charter or bylaws of the Company, and no provision of any existing mortgage, contract, lease, indenture or agreement binding on any of them, which would be contravened by the making or delivery of any of the Amendment Agreements or any other document executed and/or delivered in connection herewith, or by the performance or observance of any of the terms hereof or thereof; (e) the execution, delivery and performance of the Amendment Agreements and the transactions contemplated hereby and thereby do not require any approval or consent of, or filing or registration with, any governmental or any other agency or authority, of stockholders, or of any other party or, if such approval or consent is required, the same has been obtained; (f) each of the representations and warranties of the Company and the Founders, as applicable, contained in the Purchase Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on such date except for those limited by their terms to the date given or another specific date; and (g) as of the date hereof, no Event of Default has occurred and is continuing.

         10. GRANT OF WARRANTS. The Company hereby issues to the Lender and IEO Holdings common stock purchase warrants in the form of Exhibit D hereto granting each of the Lender and IEO Holdings the right to acquire 170 shares of Common Stock of the Company (for an aggregate total of 340 shares of Common Stock) (the "Lender Warrants"). The Lender Warrants shall be considered a Related Agreement. Such Lender Warrants shall be issued based on a valuation of the Company of $10,000,000 and shall be exercisable for five (5) years from the date of grant, as more fully described therein.

Orix Global Communications, Inc.
April 15, 1999
Page 6


         11. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations, warranties and covenants made in the Purchase Agreement, any Related Agreement and this Letter Agreement, or any other document furnished in connection with this Letter Agreement, shall survive the execution and delivery of this Letter Agreement, and no investigation by the Lender or any closing shall affect the representations, warranties and covenants or the right of the Lender to rely upon them.

         12. REFERENCES TO AGREEMENTS. The Purchase Agreement, Amended Debenture and Related Agreements and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Purchase Agreement, Amended Debenture and Related Agreements, as amended hereby, are hereby amended so that any reference therein to the Purchase Agreement, Amended Debenture and Related Agreements shall mean a reference to such agreements as amended hereby.

         13. FURTHER ASSURANCES. The Company agrees that at any time and from time to time, upon the written request of the Lender, it will execute and deliver such further documents and do such further acts and things as the Lender may reasonably request in order to fully effect the purposes of this Letter Agreement and to provide for the continued perfection and priority of the security interests granted to the Lender.

         14. SEVERABILITY. Any provision of this Letter Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Letter Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         15. APPLICABLE LAW. This Letter Agreement and all other documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of Nevada.

         16. SUCCESSORS AND ASSIGNS. This Letter Agreement is binding upon and shall inure to the benefit of the Lender, IEO Holdings, the Founders and the Company, and their respective successors and assigns, except the Company may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender.

         17. EFFECT OF WAIVER. No consent or waiver, express or implied, by the Lender to or for any breach of or deviation from any covenant, condition or duty by the Company shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         18. ENTIRE AGREEMENT. THE PURCHASE AGREEMENT AS AMENDED HEREBY, THE OTHER RELATED AGREEMENTS AND ALL AGREEMENTS EXECUTED IN CONNECTION WITH THIS LETTER AGREEMENT (INCLUDING THE AMENDED DEBENTURE) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER THEREOF AND MAY

Orix Global Communications, Inc.
April 15, 1999
Page 7


NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         19. HEADINGS. The headings, captions, and arrangements used in this Letter Agreement are for convenience only and shall not affect the interpretation of this Letter Agreement. This Letter Agreement, the Amended Debenture and all other documents and instruments executed and delivered in connection herewith and therewith, may be executed by facsimile signature and in one or more counterparts.

         20. EXPENSE REIMBURSEMENT. The Company hereby agrees to promptly pay all fees and costs of the Lender associated with the negotiation and preparation of this Letter Agreement and the other documents attached hereto (including all reasonable fees and costs of Arter & Hadden LLP).

         21. COUNTERPARTS. This Letter Agreement may be executed by facsimile signature and in one or more counterparts and it is not necessary that signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement.

                            [Signature pages follow]

Orix Global Communications, Inc.
April 15, 1999
Page 8


         To set forth your agreement with the foregoing, please countersign this Letter Agreement in the space provided below.

                                      Very truly yours,

                                      INFINITY INVESTORS LIMITED


                                      By:
                                               ---------------------------------
                                      Name:
                                               ---------------------------------
                                      Title:
                                               ---------------------------------


ACKNOWLEDGED AND AGREED:


ORIX GLOBAL COMMUNICATIONS, INC.

By:
   --------------------------------
     Steven Loglisci, President


FOUNDERS:


-----------------------------------
Kerry Rogers


-----------------------------------
Jack Higgins


-----------------------------------
Robert Michaels


IEO HOLDINGS LIMITED
(AS THE PARTICIPANT OF THE LENDER)


By:
         ---------------------------------
Name:
         ---------------------------------
Title:
         ---------------------------------

Orix Global Communications, Inc.
April 15, 1999
Page 9


UNANIMOUS DIRECTOR WRITTEN ACKNOWLEDGMENT AND CONSENT:


-----------------------------------
Clark Hunt


-----------------------------------
Barrett Wissman


-----------------------------------
Steve Loglisci


-----------------------------------
Kerry Rogers


-----------------------------------
Bruce Voss

                                    EXHIBIT A

                     FORM OF AMENDED AND RESTATED DEBENTURE

                                    EXHIBIT B

                           CURRENT OWNERSHIP OF SHARES
                                 OF COMMON STOCK


                 NAME                                     NUMBER                               PERCENTAGE
                 ----                                     ------                               ----------
Infinity Investors Limited                                1,200                                   1/3
IEO Holdings Limited                                      1,200                                   1/3
Founders and
Permitted Assignees,
as follows:                                      1,200 (in the aggregate)                         1/3
         Kerry Rogers                                      594
         Jack Higgins                                      281
         Robert Michaels                                    92
         Bruce Voss                                         46
         Eckley M. Keach                                    46
         Richard W. Weese                                   27
         Neal Matthews                                      14
         Carl Lovell                                        25
         Susan Trimboli                                     5
         Oscar Goodman                                      45
         Lawrence Johnson                                   25

                                   EXHIBIT C-1

                           STEVE LOGLISCI STOCK GRANT

         1. 90 shares of common stock, no par value, of the Company, as adjusted for stock splits, recapitalizations and similar events affecting the common stock.

         2. Exercise price shall be based on a valuation of Company of $10,000,000. Hence, the exercise price shall be $2,778 per share of common stock.

         3. 45 shares of common stock granted pursuant to the option shall be vested as of the date of the employment agreement, and the additional 45 shares shall vest upon the earlier to occur of (i) December 31, 1999, (ii) the death of Employee or (iii) the consummation of a Material Transaction.

         4. The option shall be exercisable at any time after the shares applicable thereto have been vested; provided (x) the options must be exercised on the earlier to occur of (i) December 31, 2003 or (ii) the consummation of a Material Transaction and (y) the options shall be forfeited and terminate (if not previously exercised) if Employee is terminated for Cause (as hereinafter defined) or voluntarily resigns before 12/31/99 without the approval of a majority of the Board.

                  (a) A Material Transaction shall mean the following:

                           (i) a Qualified Public Offering;

                           (ii) the merger or consolidation of the Company with
                  another entity in which the Company is not the surviving entity (or survives only as a wholly owned subsidiary of another entity) other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

                           (iii) the sale of all or substantially all of the
                  assets of the Company; or

                           (iv)  the dissolution and liquidation of the Company.

                  (b) A Qualified Public Offering shall mean any underwritten offering by Company pursuant to an effective registration statement under the Securities Act of 1933, then in effect, or any comparable statement under any similar federal statute then in force.

                  (c) Cause shall mean:

                                    (i) The willful and continued failure by
                           Employee to materially perform his duties after demand for performance is delivered by the Company;

                                    (ii) The engaging by Employee during the
                           term of employment
                           in criminal conduct or conduct constituting moral turpitude that is injurious to the Company, monetarily or otherwise;

                                    (iii) The embezzlement by Employee of any
                           funds of the Company; and/or

                                    (iv) Acts of dishonesty or other acts
                           (including any breach of the terms, conditions or covenants contained in his employment agreement) by Employee that cause material adverse harm to the Company (other than as a consequence of good faith decisions made by Employee in the normal performance of his duties).

         5. The options granted herein shall be issued pursuant to a standard option agreement approved by the Board of Directors of the Company.

                                   EXHIBIT C-2

                            KERRY ROGERS STOCK GRANT

         1. 212 shares of common stock, no par value, of the Company, as adjusted for stock splits, recapitalizations and similar events affecting the common stock.

         2. Exercise price shall be based on a valuation of Company of $10,000,000. Hence, the exercise price shall be $2,778 per share of common stock.

         3. 106 shares of common stock granted pursuant to the option shall vest as of April 30, 1999, and the additional 106 shares shall vest as of April 1, 2000.

         4. The option shall be exercisable at any time after the shares applicable thereto have been vested; provided (x) the options must be exercised on the earlier to occur of (i) December 31, 2003 or (ii) the consummation of a Material Transaction and (y) the options shall be forfeited and terminate (if not previously exercised) if Consultant is terminated for Cause (as hereinafter defined) or voluntarily terminates his Consulting Agreement before 6/11/2000 without the approval of a majority of the Board.

                  (a) A Material Transaction shall mean the following:

                           (i) a Qualified Public Offering;

                           (ii) the merger or consolidation of the Company with
                  another entity in which the Company is not the surviving entity (or survives only as a wholly owned subsidiary of another entity) other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

                           (iii) the sale of all or substantially all of the
                  assets of the Company; or

                           (iv) the dissolution and liquidation of the Company.

                  (b) A Qualified Public Offering shall mean any underwritten offering by Company pursuant to an effective registration statement under the Securities Act of 1933, then in effect, or any comparable statement under any similar federal statute then in force.

                  (c) Cause shall mean:

                                    (i) The willful and continued failure by
                           Consultant to materially perform his duties after demand for performance is delivered by the Company;

                                    (ii) The engaging by Consultant during the
                           term of the Consulting Agreement in criminal conduct or conduct constituting moral turpitude that is injurious to the Company, monetarily or otherwise;

                                    (iii) The embezzlement by Consultant of any
                           funds of the Company; and/or

                                    (iv) Acts of dishonesty or other acts by
                           Consultant (including any breach of the terms, conditions or covenants contained in his consulting agreement) that cause material adverse harm to the Company (other than as a consequence of good faith decisions made by Consultant in the normal performance of his duties).

         5. The options granted herein shall be issued pursuant to a standard option agreement approved by the Board of Directors of the Company.

                                   EXHIBIT C-3

                            JACK HIGGINS STOCK GRANT

         1. 138 shares of common stock, no par value, of the Company, as adjusted for stock splits, recapitalizations and similar events affecting the common stock.

         2. Exercise price shall be based on a valuation of Company of $10,000,000. Hence, the exercise price shall be $2,778 per share of common stock.

         3. 68 shares of common stock granted pursuant to the option shall vest as of April 30, 1999, and the additional 68 shares shall vest as of April 1, 2000.

         4. The option shall be exercisable at any time after the shares applicable thereto have been vested; provided (x) the options must be exercised on the earlier to occur of (i) December 31, 2003 or (ii) the consummation of a Material Transaction and (y) the options shall be forfeited and terminate (if not previously exercised) if Employee is terminated for Cause (as hereinafter defined) or voluntarily resigns before 6/11/2000 without the approval of a majority of the Board.

                  (a) A Material Transaction shall mean the following:

                           (i) a Qualified Public Offering;

                           (ii) the merger or consolidation of the Company with
                  another entity in which the Company is not the surviving entity (or survives only as a wholly owned subsidiary of another entity) other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

                           (iii) the sale of all or substantially all of the
                  assets of the Company; or

                           (iv) the dissolution and liquidation of the Company.

                  (b) A Qualified Public Offering shall mean any underwritten offering by Company pursuant to an effective registration statement under the Securities Act of 1933, then in effect, or any comparable statement under any similar federal statute then in force.

                  (c) Cause shall mean:

                                    (i) The willful and continued failure by
                           Employee to materially perform his duties after demand for performance is delivered by the Company;

                                    (ii) The engaging by Employee during the
                           term of employment in criminal conduct or conduct constituting moral turpitude that is injurious to the Company, monetarily or otherwise;

                                    (iii) The embezzlement by Employee of any
                           funds of the Company; and/or

                                    (iv) Acts of dishonesty or other acts by
                           Employee (including any breach of the terms, conditions or covenants contained in his employment agreement) that cause material adverse harm to the Company (other than as a consequence of good faith decisions made by employee in the normal performance of his duties).

         5. The options granted herein shall be issued pursuant to a standard option agreement approved by the Board of Directors of the Company.

                                   EXHIBIT C-4

                             BRUCE VOSS STOCK GRANT

         1. 125 shares of common stock, no par value, of the Company, as adjusted for stock splits, recapitalizations and similar events affecting the common stock.

         2. Exercise price shall be based on a valuation of Company of $10,000,000. Hence, the exercise price shall be $2,778 per share of common stock.

         3. 63 shares of common stock granted pursuant to the option shall vest as of April 30, 1999, and the additional 62 shares shall vest as of April 1, 2000.

         4. The option shall be exercisable at any time after the shares applicable thereto have been vested; provided (x) the options must be exercised on the earlier to occur of (i) December 31, 2003 or (ii) the consummation of a Material Transaction and (y) the options shall be forfeited and terminate (if not previously exercised) if Employee is terminated for Cause (as hereinafter defined) or voluntarily resigns before June 11, 2000 without the approval of a majority of the Board.

                  (a) A Material Transaction shall mean the following:

                           (i) a Qualified Public Offering;

                           (ii) the merger or consolidation of the Company with
                  another entity in which the Company is not the surviving entity (or survives only as a wholly owned subsidiary of another entity) other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

                           (iii) the sale of all or substantially all of the
                  assets of the Company; or

                           (iv) the dissolution and liquidation of the Company.

                  (b) A Qualified Public Offering shall mean any underwritten offering by Company pursuant to an effective registration statement under the Securities Act of 1933, then in effect, or any comparable statement under any similar federal statute then in force.

                  (c) Cause shall mean:

                                    (i) The willful and continued failure by
                           Employee to materially perform his duties after demand for performance is delivered by the Company;

                                    (ii) The engaging by Employee during the
                           term of employment in criminal conduct or conduct constituting moral turpitude that is injurious to the Company, monetarily or otherwise;

                                    (iii) The embezzlement by Employee of any
                           funds of the Company; and/or

                                    (iv) Acts of dishonesty or other acts by
                           Employee (including any breach of the terms, conditions or covenants contained in his employment agreement) that cause material adverse harm to the Company (other than as a consequence of good faith decisions made by Employee in the normal performance of his duties).

         5. The options granted herein shall be issued pursuant to a standard option agreement approved by the Board of Directors of the Company.

                                   EXHIBIT C-5

                           ROBERT MICHAELS STOCK GRANT

         1. 125 shares of common stock, no par value, of the Company, as adjusted for stock splits, recapitalizations and similar events affecting the common stock.

         2. Exercise price shall be based on a valuation of Company of $10,000,000. Hence, the exercise price shall be $2,778 per share of common stock.

         3. 63 shares of common stock granted pursuant to the option shall vest as of April 30, 1999, and the additional 62 shares shall vest as of April 1, 2000.

         4. The option shall be exercisable at any time after the shares applicable thereto have been vested; provided (x) the options must be exercised on the earlier to occur of (i) December 31, 2003 or (ii) the consummation of a Material Transaction and (y) the options shall be forfeited and terminate (if not previously exercised) if Employee is terminated for Cause (as hereinafter defined) or voluntarily resigns before 6/11/2000 without the approval of a majority of the Board.

                  (a) A Material Transaction shall mean the following:

                           (i) a Qualified Public Offering;

                           (ii) the merger or consolidation of the Company with
                  another entity in which the Company is not the surviving entity (or survives only as a wholly owned subsidiary of another entity) other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

                           (iii) the sale of all or substantially all of the
                  assets of the Company; or

                           (iv) the dissolution and liquidation of the Company.

                  (b) A Qualified Public Offering shall mean any underwritten offering by Company pursuant to an effective registration statement under the Securities Act of 1933, then in effect, or any comparable statement under any similar federal statute then in force.

                  (c) Cause shall mean:

                                    (i) The willful and continued failure by
                           Employee to materially perform his duties after demand for performance is delivered by the Company;

                                    (ii) The engaging by Employee during the
                           term of employment in criminal conduct or conduct constituting moral turpitude that is injurious to the Company, monetarily or otherwise;

                                    (iii) The embezzlement by Employee of any
                           funds of the Company; and/or

                                    (iv) Acts of dishonesty or other acts by
                           Employee (including any breach of the terms, conditions or covenants contained in his employment agreement) that cause material adverse harm to the Company (other than as a consequence of good faith decisions made by Employee in the normal performance of his duties).

         5. The options granted herein shall be issued pursuant to a standard option agreement approved by the Board of Directors of the Company.

                                    EXHIBIT D

                             FORM OF LENDER WARRANTS